Exhibit 99.2

Last Updated    11/1/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2011 and 2010

		3 Months Ended September			9 Months Ended September
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($Millions)

1	Arizona Public Service	$254	$232	$22	$342	$343	$(1)
2	APS Energy Services	-	-	-	-	-	-
3	SunCor	-	-	-	-	-	-
4	El Dorado	-	1	(1)	-	1	(1)
5	Parent Company	(1)	(3)	2	(6)	(9)	3

6	Income From Continuing Operations	253	230	23	336	335	1

	Income (Loss) From Discontinued Operations - Net of Tax
7	SunCor	(2)	13	(15)	(2)	(9)	7
8	Other	11	(4)	15	13	32	(19)
9	Total	9	9	-	11	23	(12)

10	Net Income	262	239	23	347	358	(11)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	7	5	2	20	15	5

12	Net Income Attributable to Common Shareholders	$255	$234	$21	$327	$343	$(16)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

13	Arizona Public Service	$2.31	$2.13	$0.18	$3.12	$3.22	$(0.10)
14	APS Energy Services	-	-	-	-	-	-
15	SunCor	-	-	-	-	-	-
16	El Dorado	-	0.01	(0.01)	-	0.01	(0.01)
17	Parent Company	-	(0.03)	0.03	(0.06)	(0.08)	0.02

18	Income From Continuing Operations	2.31	2.11	0.20	3.06	3.15	(0.09)

	Income (Loss) From Discontinued Operations - Net of Tax
19	SunCor	(0.02)	0.12	(0.14)	(0.02)	(0.09)	0.07
20	Other	0.10	(0.04)	0.14	0.12	0.30	(0.18)
21	Total	0.08	0.08	-	0.10	0.21	(0.11)

22	Net Income	2.39	2.19	0.20	3.16	3.36	(0.20)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.07	0.05	0.02	0.18	0.14	0.04

24	Net Income Attributable to Common Shareholders	$2.32	$2.14	$0.18	$2.98	$3.22	$(0.24)

25	BOOK VALUE PER SHARE	$35.67	$34.19	$1.48	$35.67	$34.19	$1.48

	COMMON SHARES OUTSTANDING (Thousands)
26	Average - Diluted	109,861	109,094	767	109,683	106,318	3,365
27	End of Period	109,171	108,710	461	109,171	108,710	461

See Glossary of Terms.	Page 1 of 4

Last Updated    11/1/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2011 and 2010

		3 Months Ended September			9 Months Ended September
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$622	$596	$26	$1,255	$1,224	$31
29	Business	440	445	(5)	1,119	1,116	3
30	Total retail	1,062	1,041	21	2,374	2,340	34
	Wholesale revenue on delivered electricity
31	Traditional contracts	24	20	4	54	54	0
32	Off-system sales	14	31	(17)	47	66	(19)
33	Transmission for others	8	10	(2)	24	27	(3)
34	Other miscellaneous services	16	15	1	71	41	30
35	Total regulated operating electricity revenues	1,124	1,117	7	2,571	2,528	43

	MARKETING AND TRADING
36	Electricity and other commodity sales	-	-	-	-	1	(1)
37	Total operating electric revenues	$1,124	$1,117	$7	$2,571	$2,529	$42

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	5,072	4,890	182	10,692	10,422	270
39	Business	4,360	4,325	35	11,380	11,211	169
40	Total retail	9,432	9,215	217	22,072	21,633	439
	Wholesale electricity delivered
41	Traditional contracts	361	262	99	774	623	151
42	Off-system sales	550	785	(235)	1,886	2,068	(182)
43	Retail load hedge management	53	264	(211)	122	563	(441)
44	Total regulated electricity	10,396	10,526	(130)	24,853	24,887	(34)

	MARKETING AND TRADING
45	Wholesale sales of electricity	-	-	-	-	-	-
46	Total electric sales	10,396	10,526	(130)	24,853	24,887	(34)

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset - beginning balance	$(54)	$(97)	$43	$(58)	$(87)	$29
48	Deferred fuel and purchased power costs - current period	34	15	19	(31)	(49)	18
49	Interest on deferred fuel	-	-	-	-	-	-
50	Amounts recovered through revenues	52	41	12	121	96	25
51	Deferred fuel and purchased power regulatory asset - ending balance	$32	$(41)	$73	$32	$(41)	$73

See Glossary of Terms.	Page 2 of 4

Last Updated    11/1/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2011 and 2010

		3 Months Ended September			9 Months Ended September
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	989,036	985,460	3,576	993,777	989,879	3,898
53	Business	126,118	125,118	1,000	125,823	125,349	474
54	Total	1,115,154	1,110,578	4,576	1,119,600	1,115,228	4,372
55	Wholesale customers	45	49	(4)	46	50	(4)
56	Total customers	1,115,199	1,110,627	4,572	1,119,647	1,115,278	4,369

57	Customer growth (% over prior year)	0.4%	0.6%	(0.2)%	0.4%	0.6%	(0.2)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

58	Residential	4,850	4,823	27	10,711	10,636	75
59	Business	4,289	4,337	(48)	11,400	11,372	28
60	Total	9,140	9,160	(21)	22,112	22,009	103

	RETAIL USAGE (KWh/Average Customer)

61	Residential	5,128	4,963	165	10,759	10,529	230
62	Business	34,570	34,565	5	90,442	89,437	1,005

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	4,904	4,894	10	10,778	10,745	33
64	Business	34,009	34,665	(656)	90,607	90,726	(119)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	7,087	6,936	151	7,087	6,936	151

	WEATHER INDICATORS - RESIDENTIAL

	Actual
66	Cooling degree-days	1,383	1,299	84	1,758	1,680	78
67	Heating degree-days	-	-	-	614	520	94
68	Average humidity	27%	29%	(2)%	21%	24%	(2)%

	10-Year Averages
69	Cooling degree-days	1,225	1,225	-	1,737	1,737	-
70	Heating degree-days	-	-	-	513	513	-
71	Average humidity	29%	29%	-	24%	24%	0%

See Glossary of Terms.	Page 3 of 4

Last Updated    11/1/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended September 30, 2011 and 2010

		3 Months Ended September			9 Months Ended September
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,435	2,534	(99)	7,061	6,910	151
73	Coal	3,382	3,101	281	9,319	9,224	95
74	Gas, oil and other	1,991	2,040	(49)	4,030	4,052	(22)
75	Total generation production	7,808	7,674	134	20,410	20,185	225
	Purchased power
76	Firm load	2,827	2,984	(157)	4,497	4,812	(315)
77	Marketing and trading	447	481	(34)	1,697	1,325	372
78	Total purchased power	3,274	3,465	(191)	6,194	6,137	57
79	Total energy sources	11,082	11,139	(57)	26,604	26,322	282

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	96%	100%	(4)%	94%	92%	2%
81	Coal	88%	80%	8%	81%	80%	1%
82	Gas, oil and other	26%	27%	(1)%	18%	18%	0%
83	System average	54%	55%	(1)%	50%	49%	1%

	ECONOMIC INDICATORS

	Building Permits - Metro Phoenix (a)(c)
84	Single-family	1,866	1,322	544	4,925	4,709	216
85	Multi-family	1,198	134	1,064	1,643	591	1,052
86	Total	3,064	1,456	1,608	6,568	5,300	1,268

	Arizona Job Growth (b)(c)
87	Payroll job growth (% over prior year)	1.6%	(1.5)%	3.2%	0.6%	(2.6)%	3.3%
88	Unemployment rate (%, seasonally adjusted)	9.3%	9.9%	(0.6)%	9.4%	10.0%	(0.7)%

Sources:

(a)                       Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)                       Arizona Department of Economic Security

(c)                       Latest available data through September

See Glossary of Terms.	Page 4 of 4